                     FIRST AMERICAN INVESTMENT FUNDS, INC.
                       SUPPLEMENT DATED JANUARY 7, 2008 TO
             STATEMENT OF ADDITIONAL INFORMATION DATED JULY 31, 2007

This information supplements the Statement of Additional Information of First American Investment Funds, Inc., dated July 31, 2007 (the "SAI"). This supplement and the SAI constitute a current SAI. To request a copy of the SAI, please call 800-677-FUND.

EFFECTIVE JANUARY 1, 2008, THE FIRST SENTENCE ON PAGE 19 IN THE SAI UNDER THE HEADING "DIRECTORS AND EXECUTIVE OFFICERS--COMPENSATION" IS REPLACED BY THE
FOLLOWING:

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $135,000 ($245,000 in the case of the Chair).









                                                         QUANT-SAI-STK